SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 16, 2003


                         GENERAL MARITIME CORPORATION
          (Exact name of each Registrant as specified in its Charter)



Republic of the Marshall Islands        001-16531              06-159-7083
(State or other jurisdiction of        (Commission            (IRS employer
 incorporation or organization)        File Number)         identification no.)


    35 West 56th Street                                            10019
    New York, New York                                          (Zip Code)
(Address of principal executive
       offices)

     (Registrant's telephone number, including area code): (212) 763-5600

Item 9.   Regulation FD Disclosure.

          Attached as Exhibit 23.1 is the consent of Deloitte & Touche LLP to the incorporation by reference of its report dated February 20, 2003, February 25, 2003 as to note 17 and March 20, 2003 as to note 18, appearing in the annual report of General Maritime Corporation (the "Corporation") on Form 10-K, as amended, for the year ended December 31, 2002 into the Corporation's Registration Statement No. 333-101490 on Form S-8.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


May 16, 2003

                               GENERAL MARITIME CORPORATION


                               By:  /s/ William Viqueira
                                  --------------------------------
                                    William Viqueira
                                    Chief Financial officer and Vice President



00656.0014 #404894